UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025 (February 6, 2025)

ShoulderUp Technology Acquisition Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41076	87-1730135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Townpark Drive, Suite 300 Kennesaw, GA	30144
(Address of Principal Executive Offices)	(Zip Code)

(970) 924-0446

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 6, 2025, ShoulderUp Technology Acquisition Corp. (“SUAC”) filed an amendment to the second amended and restated certificate of incorporation of SUAC with the Secretary of the State of Delaware (the “Amendment”). The material terms of the Amendment are fully described in item 5.07 below. The description of the Amendment contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Special Meeting, of the 12,309,909 shares of common stock outstanding and entitled to vote, 12,300,523 shares were represented, constituting a quorum. The final results for the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal No. 1 (the “Business Combination Proposal”): The stockholders considered and voted upon a proposal to adopt the Business Combination Agreement, dated as of March 18, 2024 (as it may be further amended, restated, modified and/or supplemented from time to time, the “Business Combination Agreement”), entered into by and among SUAC, CID HoldCo, Inc., a Delaware corporation and wholly-owned subsidiary of SUAC (“Holdings”), ShoulderUp Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (“ShoulderUp Merger Sub”), SEI Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“SEI Merger Sub”), and SEE ID, Inc., a Nevada corporation (“SEE ID”) and the transactions contemplated by the Business Combination Agreement (collectively, the “Business Combination”), pursuant to which:

●	ShoulderUp Merger Sub will merge with and into SUAC (the “ShoulderUp Merger”), with SUAC surviving the ShoulderUp Merger as a wholly-owned subsidiary of Holdings;

●	simultaneously with the ShoulderUp Merger, SEI Merger Sub will merge with and into SEE ID (the “SEE ID Merger”), with SEE ID surviving the SEE ID Merger as a wholly-owned subsidiary of Holdings.

The Business Combination Proposal was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

Proposal No. 2 (the “Organizational Document Proposal”): The stockholders considered and voted upon a proposal to adopt and approve the amended and restated certificate of incorporation of Holdings (the “Proposed Holdings Charter”), which, if approved, would take effect upon the closing of the Business Combination.

The Organizational Document Proposal was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

Proposal No. 3 (the “Advisory Charter Proposals”): The stockholders considered and voted upon a proposal to adopt and approve on a non-binding advisory basis, certain governance provisions in the Proposed Holdings Charter, which are being presented separately in accordance with the Securities and Exchange Commission’s (“SEC”) guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as three sub-proposals:

●	Advisory Charter Proposal 3(A): a proposal to establish Holdings’ capital structure, authorizing (i) 10,000,000 shares of Preferred Stock, par value $0.0001 per share, and (ii) 290,000,000 shares of Holdings Common Stock, par value $0.0001 per share.

Advisory Charter Proposal 3(A) was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

●	Advisory Charter Proposal 3(B): a proposal to classify the directors into three classes designated as Class I, Class II and Class III, and to provide that the members of the board of directors of Holdings be elected serve as Class I, Class II and Class III directors to serve staggered terms until the first, second and third annual meeting of the stockholders of Holdings, respectively, held after the amendment and restatement of Holdings’ Charter, which annual meetings of stockholders shall be held at such date and time and at such place, if any, within or outside the State of Delaware as may be fixed by the board of directors of Holdings. Each elected director shall hold office until the third annual meeting following such director’s election or until his successor shall be elected and duly qualified, or his earlier death, resignation, retirement, disqualification or removal from office.

Advisory Charter Proposal 3(B) was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

●	Advisory Charter Proposal 3(C): a proposal to provide that unless Holdings consents in writing to the selection of an alternative forum, the sole and exclusive forum, to the fullest extent permitted by law, for (1) any derivative action or proceeding brought on Holdings’ behalf, (2) any action asserting a claim of breach of a fiduciary duty owed by any of Holdings’ directors, officers, employees or agents or Holdings’ stockholders, (3) any action asserting a claim against Holdings or any director or officer arising pursuant to any provision of the DGCL, the Proposed Holdings Charter, or the amended and restated bylaws of Holdings, or (4) any other action asserting a claim that is governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware or federal court located within the State of Delaware if the Court of Chancery does not have jurisdiction.

Advisory Charter Proposal 3(C) was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

Proposal No. 4 (the “Nasdaq Proposal”): The stockholders considered and voted upon a proposal to adopt and approve, for purposes of complying with Nasdaq Capital Market rules, the issuance of shares of Holdings Common Stock and the Holdings Public Warrants in connection with the Business Combination.

The Nasdaq Proposal was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

Proposal No. 5 (the “NTA Proposal”): The stockholders considered and voted upon a proposal to adopt and approve, amendments to the second amended and restated certificate of incorporation of SUAC (as amended, the “Existing SUAC Charter”), which amendments (the “NTA Amendments”) shall be effective, if adopted and implemented by SUAC, prior to the consummation of the proposed Business Combination, to remove from the Existing SUAC Charter (i) the limitation on share repurchases prior to the consummation of a business combination that would cause SUAC’s net tangible assets (“NTA”) to be less than $5,000,001 following such repurchases, and (ii) the limitation that SUAC shall not consummate a business combination if it would cause SUAC’s NTA to be less than $5,000,001 either immediately prior or subsequent to the consummation of such business combination.

The NTA Proposal was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

Proposal No. 6 (the “Equity Incentive Plan Proposal”): The stockholders considered and voted upon a proposal to adopt and approve the CID HoldCo Inc. 2025 Equity Incentive Plan.

The Equity Incentive Plan Proposal was approved. The voting results of the shares of the common stock were as follows:

FOR	AGAINST	ABSTAIN
12,300,523	0	0

Proposal No. 7 (the “Adjournment Proposal”) was not presented at the Special Meeting.

Disclaimer

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information About the Transactions

In connection with the Special Meeting, SUAC has filed with the SEC and sent to its stockholders as of the record date for the Special Meeting a definitive proxy statement. Before making any voting or investment decision, investors and security holders of SUAC are urged to read the S-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

SUAC’s stockholders can also obtain copies of the definitive proxy statement, and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, at the SEC’s website at www.sec.gov or by directing a request to 125 Townpark Drive, Suite 300, Kennesaw, Georgia 30144 or via email at rashaun@shoulderup.com.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the proposed transactions. All forward-looking statements are based on SUAC’s current expectations and beliefs concerning future developments and their potential effects on SUAC, Holdings or any successor entity thereof. Forward-looking statements are based on various assumptions, whether or not identified in this Current Report Form 8-K, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (ii) the effect of the announcement or pendency of the transaction on Holdings’ business relationships, operating results and business generally, (iii) risks that the transaction disrupts current plans and operations of Holdings, (iv) the outcome of any legal proceedings that may be instituted against Holdings or SUAC related to the Business Combination Agreement or the proposed transaction, (v) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (vi) the risk that Holdings and its current and future collaborators are unable to successfully develop and commercialize Holdings’ products or services, or experience significant delays in doing so, (vii) the risk that Holdings may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, and (viii) the risk that the post-combination companies experience difficulties in managing their growth and expanding operations. The foregoing list of factors is not exhaustive. Investors and security holders should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the S-4 Registration Statement and proxy statement/prospectus discussed above and other documents filed or to be filed by SUAC, Holdings and/or or any successor entity thereof from time to time with the SEC, including the other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in SUAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 18, 2024. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SUAC assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShoulderUp Technology Acquisition Corp.

Dated: February 12, 2025	By:	/s/ Phyllis Newhouse
	Name:	Phyllis Newhouse
	Title:	Chief Executive Officer